SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 4, 1996



                               W. R. GRACE & CO.
            (Exact name of registrant as specified in its charter)



        New York                   1-3720                    13-3461988
    (State or other            (Commission File             (IRS Employer
    jurisdiction of                Number)               Identification No.)
     incorporation)



             One Town Center Road, Boca Raton, Florida 33486-1010
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 407/362-2000






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Item 6.        Resignations of Registrant's Directors.


     On March 4, 1996, W. R. Grace & Co. ("Company") announced that it had accepted the resignation of Thomas L. Gossage as a director of the Company. The Company's press release dated March 4, 1996, Mr. Gossage's letter of resignation and a letter to Mr. Gossage from Albert J. Costello, Chairman, President and Chief Executive Officer of the Company, are being filed as exhibits to this Report and are incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


            The following are being filed as exhibits to this Report:
     (a) letter dated March 4, 1996 from Thomas L. Gossage to Albert J. Costello, Chairman, President and Chief Executive Officer of the Company;
     (b)    the Company's March 4, 1996 press release; and
     (c)    letter dated March 4, 1996 from Mr. Costello to Mr. Gossage.

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                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                                          W. R. GRACE & CO.
                                                            (Registrant)



                                              By          s/Robert B. Lamm
                                                -------------------------------
                                                            Robert B. Lamm
                                                   Vice President and Secretary


Dated: March 6, 1996

                                     - 3 -





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                               W. R. GRACE & CO.

                          Current Report on Form 8-K


                                 Exhibit Index


Exhibit No.              Description

17                       Letter dated March 4, 1996 from Thomas L. Gossage to
                         Albert J. Costello

99.1                     W. R. Grace & Co. press release dated March 4, 1996

99.2                     Letter dated March 4, 1996 from Albert J. Costello to
                         Thomas L. Gossage